Rule 497(d)

                                     FT 1893

                     Banking Opportunity Portfolio, Series 5

               Supplement to the Prospectus dated December 4, 2008

         Notwithstanding anything to the contrary in the Prospectus, Unit holders of the Banking Opportunity Portfolio, Series 5 may elect to have each distribution of income and/or capital reinvested into additional Units of this Trust by notifying the Trustee (or the FTPS Unit Servicing Agent in the case of FTPS Units) at least 10 days before any Record Date. The Trustee will then reinvest each later distribution of income and/or capital on these Units into additional Units of the Banking Opportunity Portfolio, Series 5.

         There is no sales charge on Units acquired through this reinvestment plan. Unit holders of the Banking Opportunity Portfolio, Series 5 who elect to have distributions reinvested into additional Units of this Trust will receive reinvestment Units and be credited additional Units with a dollar value at the time of reinvestment sufficient to cover the amount of any remaining deferred sales charge and creation and development fee to be collected on such reinvestment Units. The dollar value of these additional credited Units (as with all Units) will fluctuate over time, and may be less on the dates deferred sales charges or the creation and development fee are collected than their value at the time they were issued.

         Distributions that are reinvested into additional Units are considered distributions for income tax purposes. See "Tax Status" in this prospectus for additional information.

         This distribution reinvestment option may not be available in all states. Each reinvestment plan is subject to availability or limitation by the Sponsor and each broker/dealer or selling firm. The Sponsor or broker/dealers may suspend or terminate the offering of a reinvestment plan at any time.

         Reinvestment CUSIP Number                 30275Y365
         Fee Accounts Reinvestment CUSIP Number    30275Y381


December 10, 2008


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